UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 14, 2015

FIFTH THIRD BANCORP

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction

of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The purpose of this amendment is to add item (d) below regarding the frequency of shareholder votes on the compensation of executives.

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On April 14, 2015, Fifth Third Bancorp held its Annual Meeting of Shareholders for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the following proposals stated in the Proxy Statement dated March 5, 2015, which is incorporated by reference herein.

The proposals voted on and approved or disapproved by the shareholders at the Annual Meeting were as follows:

1. Election of all members of the Board of Directors to serve until the Annual Meeting of Shareholders in 2016:

	Number of Common Shares
	For	Against	Abstain	Broker Non-Vote
Nicholas K. Akins	611,033,244	2,538,976	853,470	82,494,205
B. Evan Bayh III	598,624,849	14,741,700	1,059,135	82,494,211
Katherine B. Blackburn	610,006,308	3,577,475	841,905	82,494,207
Ulysses L. Bridgeman, Jr.	610,302,450	3,252,800	870,438	82,494,207
Emerson L. Brumback	610,905,951	2,686,385	833,354	82,494,205
James P. Hackett	608,017,309	5,548,103	860,276	82,494,207
Gary R. Heminger	543,826,501	69,734,475	864,710	82,494,209
Jewell D. Hoover	610,283,841	3,306,855	834,993	82,494,206
Kevin T. Kabat	609,862,458	3,688,107	875,122	82,494,208
Michael B. McCallister	611,026,462	2,527,093	872,135	82,494,205
Hendrik G. Meijer	606,948,351	6,620,254	857,083	82,494,207
Marsha C. Williams	610,123,757	3,425,487	876,441	82,494,210

2. Approval of the appointment of the firm of Deloitte & Touche LLP to serve as the independent external audit firm for Fifth Third Bancorp for the year 2015 was approved by a vote of the common shareholders of 688,723,238 for, 7,291,956 against, and 904,701 abstain, with no broker non-votes.

3. The advisory vote on executive compensation was approved by a vote of the common shareholders of 578,313,718 for, 32,761,260 against, and 3,349,550 abstain, with 82,495,367 broker non-votes.

4. In the advisory vote to determine whether the shareholder vote on the compensation of executives will occur every 1, 2, or 3 years, every 1 year was approved by a vote of the common shareholders of 587,842,337 for every 1 year, 4,739,482 for every 2 years, and 20,291,602 for every 3 years, and 1,551,220 abstain, with 82,495,254 broker non-votes.

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(d) In light of the approval at the April 14, 2015 Annual Meeting by its shareholders in an advisory vote of its recommendation to hold an advisory vote for the approval of the compensation of the named executive officers every 1 year, Fifth Third will include a shareholder vote on the compensation of executives in its proxy materials every 1 year until its next vote on the frequency of shareholder votes on the compensation of executives.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

June 16, 2015	/s/ KEVIN T. KABAT
Kevin T. Kabat
Vice Chairman and Chief Executive Officer